SCHEDULE 14C

                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:

[ X  ]  Preliminary Information Statement
[    ]  Confidential, for Use of the Commission Only (as permitted by Rule
         14c-5(d)(2))
[    ]  Definitive Information Statement

        USAllianz Variable Insurance Products Trust
        ------------------------------------------
       (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):
[ X  ]  No fee required
[    ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

         1) Title of each class of securities to which transaction applies:

         2)   Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)   Proposed maximum aggregate value of transaction:

         5)   Total fee paid:

[    ]  Fee paid previously with preliminary materials.

[    ]  Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                             5701 GOLDEN HILLS DRIVE
                           MINNEAPOLIS, MN 55416-1297

                           USAZ DAVIS NY VENTURE FUND
      (FORMERLY KNOWN AS THE USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME FUND)

                              INFORMATION STATEMENT

This information statement is being provided on behalf of the Board of Trustees (the "Board") of the USAllianz Variable Insurance Products Trust (the "Trust") by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively "Allianz") to owners of certain variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by Allianz.

On February 27, 2004, the Board, meeting in person, voted to replace Alliance Capital Management L.P. ("Alliance Capital"), the investment subadviser for the USAllianz AllianceBernstein Growth and Income Fund, with Davis Selected Advisers, L.P.("Davis Advisers"), effective March 8, 2004. The Board approved a new subadvisory agreement among the Trust, Davis Advisers, and USAllianz Advisers, LLC ("USAllianz Advisers"), without shareholder approval pursuant to an exemptive order issued to the Trust and the Trust's investment manager, USAllianz Advisers, by the U.S. Securities and Exchange Commission (the "SEC") on September 17, 2002 (the "Exemptive Order"). The Exemptive Order permits USAllianz Advisers, subject to oversight by the Board, to hire new subadvisers and to make certain changes to existing subadvisory agreements, without obtaining shareholder approval.

In connection with replacing Alliance Capital with Davis Advisers, the Board also approved changing the name of the USAZ Alliance Bernstein Growth and Income Fund to the USAZ Davis NY Venture Fund (the "Fund").

Pursuant to the terms of the Exemptive Order, this information statement is being provided to owners of Variable Contracts. This information statement describes the circumstances surrounding the Board's approval of the change in subadvisers and provides you with an overview of the terms of the subadvisory agreement with Davis Advisers. CONTRACT OWNERS DO NOT NEED TO TAKE ANY ACTION; THIS STATEMENT IS PROVIDED FOR INFORMATION PURPOSES ONLY. The approximate mailing date of this information statement is June 7, 2004.



         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
                                SEND US A PROXY.

                               GENERAL INFORMATION


USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

The Trust is a Delaware business trust of the series type organized under an Agreement and Declaration of Trust dated July 13, 1999 and is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is comprised of 24 separate investment portfolios, each of which is, in effect, a separate mutual fund.

The Trust currently offers each series of its shares to one or more separate accounts of Allianz as funding vehicles for certain Variable Contracts issued by Allianz through the separate accounts. The Trust does not offer its shares directly to the public. Each separate account, like the Trust, is registered with the SEC as an investment company and a separate prospectus, which accompanies the prospectus for the Trust, describes the separate account and the Variable Contracts issued through it.

USALLIANZ ADVISERS, LLC

Pursuant to that certain investment management agreement originally approved by the Board on April 11, 2001 (the "Investment Management Agreement"), USAllianz Advisers serves as the Trust's investment manager. USAllianz Advisers is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). USAllianz Advisers is a wholly owned subsidiary of Allianz Life Insurance Company of North America. Its principal business address is 5701 Golden Hills Drive, Minneapolis, MN 55416. To date, the Investment Management Agreement between the Trust and USAllianz Advisers has not been required to be submitted for approval by shareholders.

USAllianz Advisers is responsible for the overall management of the Trust and for retaining subadvisers to manage the assets of each fund according to its investment objective and strategies. USAllianz Advisers has engaged at least one subadviser for each fund of the Trust to act as that fund's investment subadviser to provide day-to-day portfolio management.

The Board approved an amendment to the Investment Management Agreement to add the USAZ AllianceBernstein Growth and Income Fund as a series of the Trust on November 5, 2001. The Board approved the appointment of Davis Advisers as the new subadviser of this series of the Trust, and a change of name of the series to USAZ Davis NY Venture Fund, on February 27, 2004.

Section 15(a) of the 1940 Act generally requires that a majority of the Fund's outstanding voting securities approve any subadvisory or portfolio management agreement for the Fund. However, the Exemptive Order permits USAllianz Advisers to use a "manager of managers" approach to selecting and supervising subadvisers to manage the investments of the Fund and, on behalf of the Trust, to enter into and materially amend subadvisory and portfolio management agreements without shareholder approval.

Using the "manager of managers" approach, USAllianz Advisers selects subadvisers based on continuing quantitative and qualitative evaluation of their skills and abilities in managing assets pursuant to a particular investment style. Although USAllianz Advisers does not anticipate frequent changes in subadvisers, pursuant to the Exemptive Order, USAllianz Advisers may replace a fund's subadviser, or add another subadviser for a fund, without imposing the costs and delays of obtaining shareholder approval.

ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services Ohio, Inc. ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's administrator, transfer agent and fund accountant. Administrative services provided by BISYS include providing office space, equipment and clerical personnel to the Trust and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. BISYS also serves as the principal distributor of the Trust.

                              INVESTMENT SUBADVISER

REPLACEMENT OF ALLIANCE CAPITAL MANAGEMENT L.P. WITH DAVIS SELECTED ADVISERS

On September 8, 2003, USAllianz Advisers commenced a review of the subadviser and the investment philosophy and other elements of the investment process with respect to the Fund. Subsequently, USAllianz Advisers recommended to the Board that Alliance Capital be replaced by Davis Advisers. On February 27, 2004, the Board voted to replace Alliance Capital with Davis Advisers effective March 8, 2004. On that same date, the Board also approved changing the name of the Fund to the USAZ Davis NY Venture Fund.

DAVIS SELECTED ADVISERS

Davis Selected Advisers - NY, Inc., a wholly owned subsidiary of Davis Advisers ("Davis Advisers-NY") serves as the subadviser for the Fund. Davis Advisers-NY is a federally registered investment adviser. Davis Advisers is also a registered investment adviser under the Advisers Act. Its principal place of business is 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Along with its subsidiaries and controlled affiliates, Davis Advisers managed $46.12 billion in assets as of December 31, 2003.

Davis Investments, LLC, a Delaware limited liability company is the sole general partner of Davis Advisers. Christopher C. Davis is the sole member of Davis Investments, LLC. Venture Advisers, Inc., Andrew A. Davis, and Christopher C. Davis, own, in the aggregate, 91% of the limited partnership interests of Davis Advisers.

The name and principal occupation of the principal executive officers and directors of Davis Advisers are set forth below. The address of each such individual is that of Davis Advisers.

---------------------------------- ---------------------------------------------
              NAME                         PRINCIPAL OCCUPATION
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Christopher C. Davis               Chairman and Chief Executive Officer
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Andrew A. Davis                    President
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Kenneth C. Eich                    Chief Operating Officer
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Russell Wiese                      Chief Marketing Officer
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Gary Tyc                           Vice President, Chief Financial Officer
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Sharra L. Reed                     Vice President
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Sandra Duran                       Vice President
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Anthony Frazia                     Chief Compliance Officer
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Thomas D. Tays                     Vice President, Chief Legal Officer
                                   & Secretary
---------------------------------- ---------------------------------------------

No person who is an officer or director of the Fund is an officer or director of Davis Advisers.

As the principal portfolio managers of the Fund, Christopher C. Davis and Kenneth C. Feinberg are responsible for the day-to-day management of the Fund. Christopher C. Davis has served as a portfolio manager of the Davis New York Fund since October 1995, and also manages other equity funds advised by Davis Advisers. He has served as President of the Davis New York Venture Fund since March of 2000. Prior to becoming portfolio manager of the Davis New York Venture Fund, he served as assistant portfolio manager and research analyst from September 1989 until September 1995.

Kenneth C. Feinberg has served as a portfolio manager of the Davis New York Venture Fund since May 1998 and also manages other equity funds advised by Davis Advisers. Mr. Feinberg joined Davis Advisers as a research analyst in December 1994.

Davis Advisers currently serves as investment adviser for the following funds that have an investment objective similar to that of the Fund:


------------------ ------------------------------------------ -------------------------
      FUND            RATE OF DAVIS ADVISERS COMPENSATION      NET ASSETS OF FUND AT
                                                                     12/31/2003
------------------ ------------------------------------------ -------------------------
------------------ ------------------------------------------ -------------------------
Davis New York     0.75% on  first $250 million               $22,040,155,562
Venture Fund       0.65% on next $250 million
                   0.55% on next $2.5 billion 0.54% on next
                   $1 billion 0.53% on next $1 billion 0.52%
                   on the next $1 billion 0.51% on the
                   next $1 billion 0.50% on the next $ 3
                   billion 0.485% on the next $8 billion
                   0.47% of average net assets in excess of
                   $18 billion
------------------ ------------------------------------------ -------------------------
------------------ ------------------------------------------ -------------------------
Selected           Annual rate of 0.65% of average daily         $5,977,884,830
American Sharesnet assets on first $500 million; 0.60%
Fund               on next $500 million; 0.55% on next $2.0
                   billion; 0.54% on next $1 billion; 0.53%
                   on next $1 billion; 0.52% on next $1
                   billion; 0.51% on next $1 billion; 0.50% on
                   next $3 billion; 0.485% on next $8 billion;
                   0.47% on  remaining assets.
------------------ ------------------------------------------ -------------------------


SHARE OWNERSHIP

As of December 31, 2003, no person, including any group, was known to own of record or beneficially an interest in more than 5% of the Fund's outstanding voting securities. In addition, trustees and executive officers of the Fund owned an interest individually and in the aggregate of less than 1% of the Fund's shares.


                        INVESTMENT SUBADVISORY AGREEMENTS

INFORMATION CONCERNING THE DAVIS ADVISERS SUBADVISORY AGREEMENT

The Davis Advisers subadvisory agreement is substantially similar to the prior Alliance Capital subadvisory agreement, except for (1) a change in the effective date (the Alliance Capital subadvisory agreement was effective November 5, 2001 and the Davis Advisers subadvisory agreement as to the Fund was effective on March 8, 2004); and (2) a different fee schedule.

The duties that Davis Advisers is required to perform under its subadvisory agreement with USAllianz Advisers are essentially the same as those provided by

Alliance Capital under its subadvisory agreement. Accordingly, the Fund receives substantially similar subadvisory services as it received under the Alliance Capital subadvisory agreement.

The Davis Advisers subadvisory agreement provides that, subject to the overall supervision of USAllianz Advisers and the Board, Davis Advisers is granted full responsibility for the management of the assets of the Fund, in accordance with the Fund's investment objectives, policies and limitations, as stated in its prospectus and statement of additional information. Davis Advisers agrees to provide reports to USAllianz Advisers and to the Board regarding management of the assets of the Fund in a manner and frequency mutually agreed upon.

The Davis Advisers subadvisory agreement states that Davis Advisers will comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board. Notwithstanding the foregoing, Davis Advisers shall have no responsibility to monitor compliance with limitations or restrictions (other than applicable restrictions under the Fund's registration statement or the 1940 Act) for which information from USAllianz Advisers or its authorized agent is necessary to enable Davis Advisers to monitor compliance with such limitations or restrictions, unless such information is provided to Davis Advisers in writing and is otherwise agreed upon. Despite Davis Advisers' obligations under the subadvisory agreement, USAllianz Advisers retains overall responsibility for the Fund's compliance with applicable restrictions and limitations to the extent that a particular function is not specifically assigned to Davis Advisers under the subadvisory agreement. All compliance monitoring shall be the responsibility of USAllianz Advisers.

Pursuant to the Davis Advisers subadvisory agreement, Davis Advisers agrees to seek best execution in executing portfolio transactions. In assessing the best execution available for any transaction, Davis Advisers will consider all of the factors that it deems relevant, especially the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, the importance to the Fund of speed, efficiency or confidentiality, the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold, any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund, and the reasonableness of the commission, if any. In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, Davis Advisers may also consider the brokerage and research services provided to the Fund and/or other accounts over which Davis Advisers exercises investment discretion. Davis Advisers is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commissions another broker-dealer would have charged for effecting that transaction if, but only if, Davis Advisers determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

Provided the investment objectives of the Fund and applicable law are adhered to, the Davis Advisers subadvisory agreement permits Davis Advisers to aggregate sale and purchase orders of securities and other investments held in the Fund with similar orders being made simultaneously for other accounts managed by Davis Advisers or with accounts of Davis Advisers' affiliates, if in Davis Advisers' reasonable judgment such aggregation would result in an overall economic benefit to the Fund. In addition, Davis Advisers' services under the subadvisory agreement are not exclusive, and Davis Advisers is permitted to provide the same or similar services to other clients.

The Davis Advisers subadvisory agreement provides that Davis Advisers is not liable to USAllianz Advisers, the Fund, the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that are sustained in the purchase, holding or sale of any security, except: (1) for willful misfeasance, bad faith or gross negligence on the part of Davis Advisers or its officers, directors or employees, or reckless disregard by Davis Advisers of its duties under the subadvisory agreement, and (2) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The Duration and Termination provision of the Davis Advisers subadvisory agreement is identical to that of the Alliance Capital subadvisory agreement. Both agreements provide for an initial term of two years from the effective date of the agreement. The agreements are then automatically renewed for successive annual terms, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) by a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party to the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Davis Advisers subadvisory agreement may be terminated at any time without the payment of any penalty, by USAllianz Advisers, or by the Trust upon the vote of a majority of the trustees or by a vote of the majority of the Fund's outstanding voting securities, each upon 60 days written notice to Davis Advisers, or by Davis Advisers at any time without penalty, upon 60 days written notice to the Trust or USAllianz Advisers. The Davis Advisers subadvisory agreement automatically terminates in the event of its assignment to another party. This termination provision is the same as the termination provision of the Alliance Capital subadvisory agreement.

The Davis Advisers subadvisory agreement provides that for the services rendered, the facilities furnished and the expense assumed by Davis Advisers, USAllianz Advisers (out of its fees received from the Fund, in accordance with the terms of the investment management agreement between USAllianz Advisers and the Trust), will pay Davis Advisers a monthly fee as shown in the following table. Such subadvisory fee is accrued daily and paid to Davis Advisers monthly.

------------------------- ------------------------------------------
                          PERCENTAGE OF AVERAGE DAILY NET ASSETS
------------------------- ------------------------------------------
USAZ Davis NY Venture     0.45% first $100 Million
                          0.40% over $100 Million
------------------------- ------------------------------------------

The Alliance Capital subadvisory agreement provided that USAllianz Advisers would pay Alliance Capital a monthly fee as shown in the following table.

------------------------------------- -----------------------------------------
                                      PERCENTAGE OF AVERAGE DAILY NET ASSETS
------------------------------------- -----------------------------------------
USAZ AllianceBernstein Growth
and Income Fund                             0.50%
------------------------------------- -----------------------------------------

The Davis Advisers subadvisory agreement contains no provisions prescribing limits on the operating expenses of the Trust or Fund.

SUBADVISORY FEES

For the period beginning November 5, 2001 through March 7, 2004, Alliance Capital received a total of $246,324 in subadvisory fees. If the Davis Advisers subadvisory agreement had been in effect during that same period, Davis Advisers would have received a total of $221,692 in subadvisory fees. The amount Davis Advisers would have received represents 90% of the amount Alliance Capital received during such period.

BOARD CONSIDERATION OF THE DAVIS ADVISERS SUBADVISORY AGREEMENT

At an in-person meeting of the Board held on February 27, 2004, the trustees unanimously approved a subadvisory agreement between USAllianz Advisers and Davis Advisers to appoint Davis Advisers as subadviser of the Fund. At the meeting, the trustees reviewed materials furnished by both USAllianz Advisers and Davis Advisers.

In reaching its determination, the Board considered the recommendation of USAllianz Advisers that the Board select Davis Advisers as subadviser to the Fund. The Trust operates pursuant to a "manager of managers" exemptive order from the Securities and Exchange Commission, and USAllianz Advisers, as manager of all of the series of the Trust, is charged with researching and recommending subadvisers for the Trust. In considering the recommendation of USAllianz Advisers, the Board was aware that USAllianz Advisers was not affiliated with either Alliance Capital or Davis Advisers .

The Board, including a majority of the non-interested trustees, with the assistance of independent counsel to the independent trustees, considered whether to approve the Davis Advisers subadvisory agreement. In determining whether it was appropriate to approve the Davis Advisers subadvisory agreement, the trustees considered, among other things, information about the following:
(1) the subadvisory fee to be received by Davis Advisers from USAllianz Advisers for services to the Fund; (2) the nature and quality of the services required to be performed by Davis Advisers ; (3) the performance results for other funds or portfolios managed by Davis Advisers; and (4) the personnel and research capabilities of Davis Advisers.

USAllianz Advisers explained to the trustees the research, review and selection process that it employed to identify Davis Advisers as the recommended candidate to subadvise the Fund. This research included discussions with Davis Advisers' senior officers and investment personnel, as well as review of due diligence materials provided by Davis Advisers and general industry information about the Davis Advisers firm.

USAllianz Advisers also explained the subadvisory fee rate payable to Davis Advisers, and contrasted this rate to the rate paid to Alliance for managing the Fund. The Board was aware that, because the subadviser is paid out of the management fee paid to USAllianz Advisers, a change of subadvisers and the subadvisory fee, in and of itself, would not result in any change in the advisory fees paid by shareholders of the Fund.

The Board reviewed the performance record of the Davis New York Venture Fund for the previous five years during which that fund had been managed by Christopher
C. Davis and Kenneth C. Feinberg. The Davis New York Venture Fund is a retail mutual fund available to the general public.

Another factor considered by the Board in favor of Davis Advisers is that Davis Advisers' portfolio managers do not manage both registered investment companies and hedge funds. The Board believed that not managing hedge funds had the potential to reduce the conflict that otherwise might arise in managing both public and private monies.

The Board also reviewed Davis Advisers' market timing policies and noted that Davis Advisers to date had not been implicated in improper market timing or late trading activities.

In reviewing the various matters listed above, the Board noted that the fees to be paid to Davis Advisers were comparable to those paid to Alliance Capital. Information comparing the expenses of the Davis Advisers subadvisory agreement and the Alliance Capital subadvisory agreement is set forth on the preceding page of this Information Statement.

In reviewing the other various matters listed above, the Board concluded that Davis Advisers was a recognized firm capable of competently managing a fund such as the Fund; that the services Davis Advisers could provide were at a level at least equal to the services that could be provided by Alliance Capital; that Davis Advisers was staffed with a number of qualified personnel and had significant research capabilities; and that Davis Advisers had demonstrated considerable investment acumen in the management of a number of its funds.

The trustees determined that the proposed new subadvisory arrangements between Davis Advisers and USAllianz Advisers were reasonable and in the best interests of the Fund and they approved Davis Advisers as the Fund's new subadviser effective March 8, 2004.

BROKERAGE TRANSACTIONS

Davis Advisers is primarily responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, to affiliates of Davis Advisers.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Fund, Davis Advisers is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Davis Advisers seeks to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While Davis Advisers generally seeks reasonably competitive spreads or commissions, the Fund does not necessarily pay the lowest spread or commission available. In the selection of brokers and dealers to execute portfolio transactions, Davis Advisers is authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account, the importance to the Fund of speed, efficiency or confidentiality, the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold, any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund, the brokerage and research services provided to the Fund and/or other accounts over which Davis Advisers or an affiliate of Davis Advisers exercises investment discretion.

When Davis Advisers determines that the purchase or sale of a security is in the best interest of the Fund as well as its other advisory clients (including any other investment portfolio of the Trust or other advisory account for which Davis Advisers or an affiliate acts as investment adviser), Davis Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the Fund with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by Davis Advisers in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

The first date on which Davis Advisers acted as the subadviser of the Fund was March 8, 2004, and, therefore, information relating to the amount of aggregate brokerage fees paid during the most recent fiscal year of the Fund during which Davis Advisers was the subadviser is not yet available.

AFFILIATED BROKERAGE COMMISSIONS

Subject to the above considerations, Davis Advisers may use a broker that is an affiliated person of the Trust, USAllianz Advisers, or a broker that is an affiliated person of Davis Advisers, to effect transactions on a securities exchange for the Fund ("Affiliated Broker"). In order for an Affiliated Broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard limits Affiliated Brokers to receiving no more than the remuneration expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the non-interested trustees, have adopted or approved procedures for Davis Advisers which are reasonably designed to ensure that any commissions, fees or other remuneration paid to an Affiliated Broker are consistent with the foregoing standard. Brokerage transactions with Affiliated Brokers also are subject to such fiduciary standards as applicable law imposes on Davis Advisers and/or its Affiliated Brokers.

In addition, Section 11(a) of the Securities Exchange Act of 1934 provides that member firms of a national securities exchange may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser, except pursuant to the requirements of that Section. The Board has adopted procedures designed to ensure compliance with the requirements of Section 11(a) in order that Davis Advisers may use an Affiliated Broker in these circumstances.

REPORTS AVAILABLE

Copies of the Trust's annual report will be furnished without charge upon request. Such request should be directed to USAllianz VIP Trust; 3435 Stelzer Road; Columbus, Ohio 43219, or if by phone at (877) 833-7113.

To reduce expenses, only one copy of the Trust's annual report or information statement, as applicable, may be mailed to households, even if more than one person in a household is a contract owner. To request additional copies of the annual report or information statement, or, if you have received multiple copies but prefer to receive only one copy per household, please call the USAllianz VIP Trust at the above telephone number. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the USAllianz VIP Trust at the above address or phone number.


ADDITIONAL INFORMATION

The Trust is not required to hold annual meetings of shareholders, and, therefore, the anticipated date of a meeting of shareholders of the Fund cannot be provided. Any shareholder proposal that properly may be included in proxy solicitation materials for a meeting of shareholders must be received by the Trust at least 120 days prior to the date voting instructions or proxy materials are mailed to shareholders.


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